Exhibit 32_1

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of John H. Harland Company
(the "Company") on Form 10-Q for the period ended April 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy C. Tuff, Chairman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Timothy C. Tuff                               May 11, 2005
______________________________                    _____________________
Timothy C. Tuff                                   Date
Chairman, President and
Chief Executive Officer